UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                    _________________________________________

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported):   April 4, 2002





                           WEINGARTEN REALTY INVESTORS
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     1-9876
                            ------------------------
                            (Commission File Number)




                    Texas                                      74-1464203
     ------------------------------------------          ----------------------
          (State or other jurisdiction of                   (I.R.S. Employer
           incorporation or organization)                  Identification No.)

   2600 Citadel Plaza Drive, Suite 300, Houston, Texas           77008
  -----------------------------------------------------  ----------------------
        (Address of principal executive offices)              (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On April 4, 2002, WRI completed the acquisition of 7 supermarket-anchored shopping centers in the Raleigh-Durham market totaling 1.15 million square feet from Bob Hughes and Associates and related partnerships. The following chart reflects the specifics of these select community shopping centers:


SHOPPING CENTER          TOTAL SQUARE FEET  ANCHOR TENANT(S)
-----------------------  -----------------  -----------------------------------------------------------------------
Avent Ferry                       111,600   Food Lion, U.S. Post Office, Department of Motor Vehicles
-----------------------  -----------------  -----------------------------------------------------------------------
Capital Square                    156,600   Food Lion, Mars Music
-----------------------  -----------------  -----------------------------------------------------------------------
High House                         90,000   Harris Teeter, Ace Hardware
-----------------------  -----------------  -----------------------------------------------------------------------
Mineral Springs                    58,400   Food Lion, Eckerd
-----------------------  -----------------  -----------------------------------------------------------------------
Northwoods                         77,800   Food Lion, Eckerd
-----------------------  -----------------  -----------------------------------------------------------------------
Stonehenge Market Place           188,300   Harris Teeter, Stein Mart, Eckerd
-----------------------  -----------------  -----------------------------------------------------------------------
Six Forks                         468,100   Food Lion, Eckerd, Home Depot, Borders Books, Bed Bath & Beyond, Kmart
-----------------------  -----------------  -----------------------------------------------------------------------


The purchase price of the portfolio was $94.9 million, including the assumption of $48.0 million of secured debt. The purchase was completed through the use of a DownREIT structure whereby the sellers were issued either cash or DownREIT Operating Partnership Units in exchange for their equity in the properties. A total of 934,568 operating partnership units, which can be exchanged for a like number of WRI common shares beginning one year after the closing, were issued to the sellers based upon an agreed price of $46.00 per unit. This represented the market price of WRI common shares on the date the purchase agreement was agreed to (September 19, 2001). The remainder of the purchase price was funded under WRI's revolving credit facility.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WEINGARTEN  REALTY  INVESTORS
                                -----------------------------
                                          (Registrant)



                                 BY:   /s/  Joe  D.  Shafer
                                     ------------------------
                                           Joe D. Shafer
                                     Vice President/Controller
                                  (Principal Accounting Officer)




DATE:     April  8,  2002